SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 4, 2002

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-17295 (Commission File Number)	95-4079057 (IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California (Address of Principal Executive Offices)		90211 (Zip Code)

(310) 358-5508

(Registrant’s telephone number, including area code)

Item 5. Over Events.
SIGNATURE

Item 5. Over Events.

     On October 2, 2002, The Kushner-Locke Company (the “Registrant”) received a correspondence dated October 2, 2002 from Stuart Hersch that Mr. Hersch had resigned from the Registrant’s board of directors, effective August 21, 2002.

     On October 4, 2002, the Registrant received a correspondence dated October 4, 2002 from Peter Locke that Mr. Locke has resigned from the Registrant’s board of directors, effective immediately.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser

Alice P. Neuhauser Responsible Officer